UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2020

EIDOS THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-38533	46-3733671
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Eidos Therapeutics, Inc.

101 Montgomery Street, Suite 2000

San Francisco, CA 94104

(Address of principal executive offices, including zip code)

(415) 887-1471

(Telephone number, including area code, of agent for service)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	EIDX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

Eidos Therapeutics, Inc. Amended and Restated 2018 Stock Option and Incentive Plan

On May 27, 2020, at the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Eidos Therapeutics, Inc. (the “Company”), the stockholders of the Company approved an amendment and restatement of the Company’s Amended and Restated 2018 Stock Option and Incentive Plan (the “2018 Plan”) to, among other things, increase the number of shares of common stock reserved for issuance thereunder by 1,500,000 shares.

A detailed summary of the material features of the 2018 Plan is set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 24, 2020 (the “Proxy Statement”). That summary is qualified in its entirety by reference to the text of the 2018 Plan, which is filed as Exhibit A to the Proxy Statement and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The proposals set forth below were submitted to the stockholders at the Annual Meeting held on May 27, 2020, with each such proposal described in the Proxy Statement.

The number of shares of common stock entitled to vote at the Annual Meeting was 38,528,841. The number of shares of common stock present or represented by valid proxy at the Annual Meeting was 34,975,470. The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each proposal voted upon are set forth below.

Proposal 1 – Election of Directors

The Company’s stockholders elected the six (6) director nominees below to the Company’s Board of Directors to hold office until the 2021 Annual Meeting of Stockholders of the Company or until their successors are duly elected and qualified.

Director Nominee	Votes For	Votes Withheld
Neil Kumar, Ph.D.	30,498,498	896,653
Eric Aguiar, M.D.	27,937,103	3,458,048
William Lis	31,081,004	314,147
Ali Satvat	29,651,633	1,743,518
Rajeev Shah	30,599,421	795,730
Uma Sinha, Ph.D.	30,469,905	925,246

There were 3,580,319 broker non-votes regarding this proposal.

Proposal 2 – Ratification of Appointment of Independent Registered Accounting Firm

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2020.

Votes For	Votes Against	Abstentions
34,975,470	0	0

Proposal 3 – Approval of the Amended and Restated 2018 Stock Option and Incentive Plan

The Company’s stockholders approved the amendment and restatement of the Company’s Amended and Restated 2018 Stock Option and Incentive Plan to, among other things, increase the number of shares of common stock reserved for issuance thereunder by 1,500,000 shares.

Votes For	Votes Against	Abstentions
26,972,133	4,421,113	1,905

There were 3,580,319 broker non-votes regarding this proposal.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eidos Therapeutics, Inc.

Date: June 1, 2020	By:	/s/ Franco Valle
Franco Valle
Senior Vice President, Finance